EXHIBIT 10.2

         EIGHTH AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT


     This eighth amendment to first amended and restated credit agreement ("Amendment") is made and entered into as of August 13, 1998, by and between U.S. BANK NATIONAL ASSOCIATION, successor by merger to U. S. Bank of Washington, National Association ("U.S. Bank"), and GARGOYLES, INC., a Washington corporation ("Borrower").

                                R E C I T A L S:

     A. On or about April 7, 1997, U. S. Bank and Borrower entered into that certain first amended and restated credit agreement (together with all amendments, supplements, exhibits, and modifications thereto, the "Credit Agreement") whereby U. S. Bank agreed to extend certain credit facilities to Borrower. U. S. Bank and Borrower have entered into seven previous amendments to the Credit Agreement.

     B. The purpose of this Amendment is to set forth the terms and conditions upon which U. S. Bank will grant Borrower's request to waive and reset certain financial covenants under the Credit Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants and conditions set forth herein, the parties agree as follows:


ARTICLE I. AMENDMENT; DEFINITIONS

1.1 Amendment

     The Credit Agreement and each of the other Loan Documents are hereby amended as set forth herein. Except as specifically provided for herein, all of the terms and conditions of the Credit Agreement and each of the other Loan Documents shall remain in full force and effect throughout the terms of the Loans, as well as any extensions or renewals thereof.

1.2 Definitions

     As used herein, capitalized terms shall have the meanings given to them in the Credit Agreement, except as otherwise defined herein, or as the context otherwise requires. Section 1.1 of the Credit Agreement is hereby amended to modify the following definition:

     "EBITDA" means Borrower's net income (before taxes) for the relevant period, subject to the following adjustments: (a) there shall be added to net income: (i) charges against income consisting of depreciation of real and personal property, and amortization of goodwill and other intangibles, (ii) charges against income for non-cash stock compensation, (iii) charges against income in an amount equal to the non-cash loss resulting from the sale of Borrower's interest in the kindling Company, and (iv) interest expense; and (b) there shall be deducted from net income revenues derived from sources other than continuing operations, such as net gains from sales of capital assets, restoration to contingency reserves, collection of proceeds of life insurance policies, write-up of assets, or gains from the sale, acquisition, or retirement of securities.


ARTICLE II. WAIVER

     U. S. Bank hereby agrees to waive all violations of the following financial covenants through July 30, 1998:

     (a) Working Capital covenant set forth in Section 8.16 of the Credit Agreement;

     (b) Debt Service Coverage Ratio set forth in Section 8.17 of the Credit Agreement;

     (c) Minimum monthly sales covenant set forth in Section 8.19 of the Credit Agreement; and

     (d) Minimum monthly EBITDA covenant set forth in Section 8.20 of the Credit Agreement.

Borrower shall be in compliance with all financial covenants as of July 31, 1998, and at all times thereafter.


ARTICLE III. MODIFICATION OF FINANCIAL COVENANTS

3.1 Tangible Net Worth

     Section 8.15 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          Permit Tangible Net Worth to be less than the following amounts at any time during the time periods set forth below:

          ----------------------   --------------------------
                                        Minimum Tangible
               Time Periods                Net Worth
          ----------------------   --------------------------
            7/31/98 - 8/30/98            ($17,972,000)
          ----------------------   --------------------------
            8/31/98 - 9/29/98            ($17,792,000)
          ----------------------   --------------------------
            9/30/98 - 10/30/98           ($18,294,000)
          ----------------------   --------------------------
           10/31/98 - 11/29/98           ($18,211,000)
          ----------------------   --------------------------
           11/30/98 - 12/30/98           ($18,157,000)
          ----------------------   --------------------------
            12/31/98 - 1/30/99           ($18,903,000)
          ----------------------   --------------------------
            1/31/99 - 2/27/99             ($18,903,000)
          ----------------------   --------------------------
            2/28/99 - 3/30/99             ($18,903,000)
          ----------------------   --------------------------
          3/31/99 and thereafter          ($18,903,000)
          ----------------------   --------------------------


3.2 Working Capital

          Section 8.16 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          Permit Working Capital to be less than the following amounts at any time during the time periods set forth below:

          ----------------------   -----------------------
              Time Periods         Minimum Working Capital
          ----------------------   -----------------------
            7/31/98 - 8/30/98           ($3,229,000)
          ----------------------   -----------------------
            8/31/98 - 9/29/98           ($2,928,000)
          ----------------------   -----------------------
           9/30/98 - 10/30/98           ($3,310,000)
          ----------------------   -----------------------
           10/31/98 - 11/29/98          ($3,102,000)
          ----------------------   -----------------------
           11/30/98 - 12/30/98          ($2,927,000)
          ----------------------   -----------------------
           12/31/98 - 1/30/99           ($3,554,000)
          ----------------------   -----------------------
            1/31/99 - 2/27/99           ($3,554,000)
          ----------------------   -----------------------
            2/28/99 - 3/30/99           ($3,554,000)
          ----------------------   -----------------------
          3/31/99 and thereafter        ($3,554,000)
          ----------------------   -----------------------

3.3 Debt Service Coverage Ratio

     Section 8.17 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          Permit the Debt Service Coverage Ratio to be less than the following amounts as of the last day of each month set forth below for such month.

          -----------------------   --------------------
                                    Minimum Debt Service
                Month Ending          Coverage Ratio
          -----------------------   --------------------
                  7/31/98                1.67:1.00
          -----------------------   --------------------
                  8/31/98                1.93:1.00
          -----------------------   --------------------
                  9/30/98                -.51:1.00
          -----------------------   --------------------
                 10/31/98                1.64:1.00
          -----------------------   --------------------
                 11/30/98                1.52:1.00
          -----------------------   --------------------
                 12/31/98               -1.64:1.00
          -----------------------   --------------------
                  1/31/99               -1.81:1.00
          -----------------------   --------------------
                  2/28/99                1.79:1.00
          -----------------------   --------------------
          3/31/99 and thereafter        -1.95:1.00
          -----------------------   --------------------


3.4 Minimum Monthly Sales

     Section 8.19 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          Permit Borrower's net sales (determined in accordance with generally accepted accounting principles) for any month to be less than the following amounts:

          -------------------   ---------------------
              Month Ending      Minimum Monthly Sales
          -------------------   ---------------------
             July 31, 1998           $3,232,000
          -------------------   ---------------------
            August 31, 1998          $3,462,000
          -------------------   ---------------------
           September 30, 1998        $2,616,000
          -------------------   ---------------------
            October 31, 1998         $3,193,000
          -------------------   ---------------------
           November 30, 1998         $3,059,000
          -------------------   ---------------------
           December 31, 1998         $1,983,000
          -------------------   ---------------------
           January 31, 1999          $3,157,000
          -------------------   ---------------------
           February 28, 1999         $3,903,000
          -------------------   ---------------------
             March 31, 1999          $3,268,000
          -------------------   ---------------------

3.5 Minimum Monthly EBITDA

     Section 8.20 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          Permit EBITDA for any month to be less than the following amounts:

          -------------------   --------------
              Month Ending      Minimum EBITDA
          -------------------   --------------
             July 31, 1998        $ 383,000
          -------------------   --------------
            August 31, 1998       $ 461,000
          -------------------   --------------
           September 30, 1998     ($121,000)
          -------------------   --------------
            October 31, 1998      $ 381,000
          -------------------   --------------
           November 30, 1998      $ 350,000
          -------------------   --------------
           December 31, 1998      ($375,000)
          -------------------   --------------
            January 31, 1999      ($387,000)
          -------------------   --------------
           February 28, 1999       $449,000
          -------------------   --------------
             March 31, 1999       ($476,000)
          -------------------   --------------


ARTICLE IV. CONDITIONS PRECEDENT

     The modifications set forth in this Amendment shall not be effective unless
and  until  the  following   conditions  have  been  fulfilled  to  U.S.  Bank's
satisfaction:

     (a) U. S. Bank shall have received this Amendment, duly executed and delivered by Borrower, H.S.C., Inc., Sungold Eyewear, Inc. and Private Eyes Sunglass Corporation.

     (b) After having given effect to any waivers and modifications of definitions set forth in this Amendment, there shall not exist any Default or Event of Default.

     (c) All representations and warranties of Borrower contained in the Credit Agreement or otherwise made in writing in connection therewith or herewith shall be true and correct and in all material respects have the same effect as though such representations and warranties had been made on and as of the date of this Amendment.

     (d) U. S. Bank shall have received a certified resolution of the board of directors of Borrower and each of the undersigned guarantors in a form acceptable to U. S. Bank.

ARTICLE V. GENERAL PROVISIONS

5.1 Representations and Warranties

     Borrower hereby represents and warrants to U. S. Bank that as of the date of this Amendment and after having given effect to any waivers and modifications to definitions set forth in this Amendment, there exists no Default or Event of Default. All representations and warranties of Borrower contained in the Credit Agreement and the Loan Documents, or otherwise made in writing in connection therewith, are true and correct as of the date of this Amendment. Borrower acknowledges and agrees that all of Borrower's Indebtedness to U. S. Bank is payable without offset, defense, or counterclaim.

5.2 Security

     All Loan Documents evidencing U. S. Bank's security interest in the Collateral shall remain in full force and effect, and shall continue to secure, without change in priority, the payment and performance of the Loans, as amended herein, and any other Indebtedness owing from Borrower to U. S. Bank.

5.3 Guaranties

     The parties hereto agree that the Guaranties shall remain in full force and effect and continue to guarantee the repayment of the Loans to U. S. Bank as set forth in such Guaranties.

5.4 Payment of Expenses

     Borrower shall pay on demand all costs and expenses of U. S. Bank incurred in connection with the preparation, negotiation, execution, and delivery of this Amendment and the exhibits hereto, including, without limitation, attorneys' fees incurred by U. S. Bank.

5.5 Survival of Credit Agreement

     The terms and conditions of the Credit Agreement and each of the other Loan Documents shall survive until all of Borrower's obligations under the Credit Agreement have been satisfied in full.

5.6 Release of Claims

     IN CONSIDERATION FOR U. S. BANK'S AGREEMENT TO ENTER INTO THIS AMENDMENT, BORROWER, H.S.C., INC., SUNGOLD EYEWEAR, INC., AND PRIVATE EYES SUNGLASS CORPORATION EACH HEREBY RELEASES AND FOREVER DISCHARGES U. S. BANK, ITS
PREDECESSORS AND SUCCESSORS-IN-INTEREST, AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES AND AGENTS FROM ANY AND ALL CLAIMS, DEMANDS, DAMAGES, LIABILITIES, CHARGES, ACTIONS, LOSSES, CAUSES OF ACTION, COSTS, EXPENSES, COMPENSATION, AND SUITS OF ANY KIND, PAST, PRESENT OR FUTURE, ARISING FROM OR ALLEGED TO ARISE FROM THEIR BUSINESS RELATIONSHIP, INCLUDING THE RELATIONSHIP PROVIDED FOR IN THE CREDIT AGREEMENT THROUGH THE DATE OF THIS AMENDMENT, WHETHER KNOWN OR UNKNOWN. THIS RELEASE IS INTENDED TO BE COMPLETE AND COMPREHENSIVE WITH RESPECT TO ALL SUCH CLAIMS. THIS RELEASE OF CLAIMS HAS BEEN COMPLETELY READ AND FULLY UNDERSTOOD AND VOLUNTARILY ACCEPTED FOR THE PURPOSE OF MAKING A FULL AND FINAL COMPROMISE AND SETTLEMENT WITH RESPECT TO ALL CLAIMS, DISPUTED OR OTHERWISE.

5.7 Counterparts

     This Amendment may be executed in one or more counterparts, each of which shall constitute an original agreement, but all of which together shall constitute one and the same agreement.

5.8 Statutory Notice

     ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

     IN WITNESS WHEREOF, U. S. Bank and Borrower have caused this Amendment to be duly executed by their respective duly authorized signatories as of the date first above written.

                              GARGOYLES, INC., a Washington corporation


                              By     /s/ Leo Rosenberger

                              Title  CEO; CFO & Treasurer



                              U. S. BANK NATIONAL ASSOCIATION


                              By    /s/ David C. Larsen
                              David C. Larsen, Vice President



Each of the undersigned Guarantors hereby (i) reaffirms its Guaranty and its Security Agreement, (ii) agrees that its Guaranty guarantees the repayment of the Loans, as amended herein, (iii) agrees that its respective Security Agreement and related collateral documents secures the payment and performance of the Secured Obligations described in such Security Agreement, (iv) acknowledges that its obligations pursuant to its Guaranty and Security Agreement are enforceable without defense, offset, or counterclaim, and (v) agrees to the release of claims set forth in Section 5.6 of this Amendment.

                              H.S.C., Inc., a Washington corporation


                              By:     /s/ Leo Rosenberger

                              Title:  President, CFO and Treasurer


                              SUNGOLD EYEWEAR, INC., a Washington
                              corporation


                              By:     /s/ Leo Rosenberger

                              Title:  CEO, CFO and Treasurer


                              PRIVATE EYES SUNGLASS CORPORATION, a Washington corporation


                              By:     /s/ Leo Rosenberger

                              Title:  President, CFO and Treasurer